Exhibit 32.1

Certification of Chief Executive Officer pursuant to Sec. 906

In connection with the Quarterly Report of Foldera, Inc. (the “Company”) on Form 10-QSB/A for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Lusk, Chief Executive Officer of the Company, certify, pursuant to 18U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006                                                         /s/ Richard Lusk
                                                                                                              Richard Lusk
                                                                                                              Chief Executive Officer and President